EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)
In connection with the Annual Report on Form 10-K of PennantPark Investment Corporation (the “Company”) for the annual period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur H. Penn, as Chairman of the Board and Chief Executive Officer of the Registrant hereby certify, to the best of my knowledge that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/S/ ARTHUR H. PENN
Name:	Arthur H. Penn
Title:	Chairman of the Board and Chief Executive Officer

Date:	November 16, 2011